                                                              EXHIBIT (h)(3)(ii)

[ING FUNDS LOGO]

October 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York One Wall Street,25th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust, and ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, ING Fidelity(R) VIP Growth Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio, four newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING MFS Research Portfolio to ING Oppenheimer Main Street Portfolio(R), effective November 8, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio to ING Goldman Sachs Tollkeeper(SM) Portfolio, and ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio, and (2) by the removal of ING Bond Fund and ING High Yield Opportunity Fund as these funds recently merged into other funds, and ING GET Fund - Series E, ING Classic Principal Protection Fund I, Fund For Life Series and ING Tax Efficient Equity Fund as these funds were recently dissolved.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                                 Sincerely,

                                                 /s/ Michael J. Roland
                                                 -------------------------------
                                                 Michael J. Roland
                                                 Executive Vice President and
                                                 Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G.McGann
    --------------------------------------
Name: EDWARD G.McGANN
Title: MANAGING DIRECTOR Duly Authorized

  337 E. Doubletree Ranch Rd.    Tel: 480-477-3000        ING Investments, LLC
  Scottsdale, AZ 85258-2034      Fax: 480-477-2700
                                 www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                           EFFECTIVE DATE
----                                         -------------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A        May 17, 2004
   ING Corporate Leaders Trust - Series B        May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                          June 9, 2003
   ING Disciplined LargeCap Fund                 June 9, 2003
   ING Equity and Bond Fund                      June 9, 2003
   ING Financial Services Fund                   June 9, 2003
   ING LargeCap Growth Fund                      June 9, 2003
   ING LargeCap Value Fund                     February 1, 2004
   ING MidCap Opportunities Fund                 June 9, 2003
   ING MidCap Value Fund                         June 9, 2003
   ING Principal Protection Fund                 June 2, 2003
   ING Principal Protection Fund II              June 2, 2003
   ING Principal Protection Fund III             June 2, 2003
   ING Principal Protection Fund IV              June 2, 2003
   ING Principal Protection Fund V               June 2, 2003
   ING Principal Protection Fund VI              June 2, 2003
   ING Principal Protection Fund VII             May 1, 2003
   ING Principal Protection Fund VIII          October 1, 2003
   ING Principal Protection Fund IX            February 2, 2004
   ING Principal Protection Fund X               May 3, 2004
   ING Principal Protection Fund XI            August 16, 2004
   ING Principal Protection Fund XII          November 15, 2004
   ING Principal Protection Fund XIII         February 14, 2005
   ING Principal Protection Fund XIV            April 25, 2005
   ING Real Estate Fund                          June 9, 2003
   ING SmallCap Opportunities Fund               June 9, 2003
   ING SmallCap Value Fund                       June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                April 7, 2003
   ING GNMA Income Fund                         April 7, 2003
   ING High Yield Bond Fund                     April 7, 2003
   ING Intermediate Bond Fund                   April 7, 2003
   ING Lexington Money Market Trust             April 7, 2003
   ING Money Market Fund                        April 7, 2003
   ING National Tax-Exempt Bond Fund            April 7, 2003

ING GET FUND

   ING GET Fund - Series G                                  July 14, 2003
   ING GET Fund - Series H                                  July 14, 2003
   ING GET Fund - Series I                                  July 14, 2003
   ING GET Fund - Series J                                  July 14, 2003
   ING GET Fund - Series K                                  July 14, 2003
   ING GET Fund - Series L                                  July 14, 2003
   ING GET Fund - Series M                                  July 14, 2003
   ING GET Fund - Series N                                  July 14, 2003
   ING GET Fund - Series P                                  July 14, 2003
   ING GET Fund - Series Q                                  July 14, 2003
   ING GET Fund - Series R                                  July 14, 2003
   ING GET Fund - Series S                                  July 14, 2003
   ING GET Fund - Series T                                  July 14, 2003
   ING GET Fund - Series U                                  July 14, 2003
   ING GET Fund - Series V                                  March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                         June 9, 2003

ING INVESTORS TRUST
   ING AIM Mid Cap Growth Portfolio                        January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                   January 6, 2003
   ING American Funds Growth Portfolio                    September 2, 2003
   ING American Funds Growth-Income Portfolio             September 2, 2003
   ING American Funds International Portfolio             September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio          January 13, 2003
   ING Capital Guardian Managed Global Portfolio           January 13, 2003
   ING Capital Guardian Small Cap Portfolio                January 13, 2003
   ING Developing World Portfolio                          January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio          January 6, 2003
   ING Evergreen Health Sciences Portfolio                   May 3, 2004
   ING Evergreen Omega Portfolio                             May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio               January 6, 2003
   ING Goldman Sachs Tollkeeper(SM)Portfolio               January 6, 2003
   ING Hard Assets Portfolio                               January 13, 2003
   ING International Portfolio                             January 13, 2003
   ING Janus Special Equity Portfolio                      January 13, 2003
   ING Jennison Equity Opportunities Portfolio             January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                 January 13, 2003
   ING Julius Baer Foreign Portfolio                       January 13, 2003
   ING Legg Mason Value Portfolio                          January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                 May 1, 2004
   ING LifeStyle Growth Portfolio                            May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                   May 1, 2004
   ING LifeStyle Moderate Portfolio                          May 1, 2004

ING INVESTORS TRUST (CONT.)
   ING Limited Maturity Bond Portfolio                        January 6, 2003
   ING Liquid Assets Portfolio                                January 6, 2003
   ING Marsico Growth Portfolio                              January 13, 2003
   ING Mercury Focus Value Portfolio                          January 6, 2003
   ING Mercury Large Cap Growth Portfolio                     January 6, 2003
   ING MFS Mid Cap Growth Portfolio                          January 13, 2003
   ING MFS Total Return Portfolio                            January 13, 2003
   ING Oppenheimer Main Street Portfolio(R)                  January 13, 2003
   ING PIMCO Core Bond Portfolio                             January 13, 2003
   ING PIMCO High Yield Portfolio                            November 5, 2003
   ING Salomon Brothers All Cap Portfolio                     January 6, 2003
   ING Salomon Brothers Investors Portfolio                   January 6, 2003
   ING Stock Index Portfolio                                 November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio          January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                 January 13, 2003
   ING UBS U.S. Balanced Portfolio                            January 6, 2003
   ING Van Kampen Equity Growth Portfolio                    January 13, 2003
   ING Van Kampen Global Franchise Portfolio                 January 13, 2003
   ING Van Kampen Growth and Income Portfolio                January 13, 2003
   ING Van Kampen Real Estate Portfolio                      January 13, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                              November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                               November 3, 2003
   ING Foreign Fund                                            July 1, 2003
   ING Global Equity Dividend Fund                          September 2, 2003
   ING Global Real Estate Fund                               November 3, 2003
   ING International Fund                                    November 3, 2003
   ING International SmallCap Growth Fund                    November 3, 2003
   ING Precious Metals Fund                                  November 3, 2003
   ING Russia Fund                                           November 3, 2003
   ING Worldwide Growth Fund                                 November 3, 2003

ING PARTNERS, INC.
   ING Fidelity(R)VIP Contrafund(R)Portfolio                November 15, 2004
   ING Fidelity(R)VIP Equity Income Portfolio               November 15, 2004
   ING Fidelity(R)VIP Growth Portfolio                      November 15, 2004
   ING Fidelity(R)VIP Mid Cap Portfolio                     November 15, 2004

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                     June 2, 2003
   ING Aeltus Money Market Fund                                June 2, 2003
   ING Balanced Fund                                           June 2, 2003

ING SERIES FUND, INC. (CONT.)

   ING Classic Principal Protection Fund II                     June 2, 2003
   ING Classic Principal Protection Fund III                    June 2, 2003
   ING Classic Principal Protection Fund IV                     June 2, 2003
   ING Equity Income Fund                                       June 9, 2003
   ING Global Science and Technology Fund                       June 2, 2003
   ING Government Fund                                          June 2, 2003
   ING Growth Fund                                              June 9, 2003
   ING Index Plus LargeCap Fund                                 June 9, 2003
   ING Index Plus MidCap Fund                                   June 9, 2003
   ING Index Plus Protection Fund                               June 2, 2003
   ING Index Plus SmallCap Fund                                 June 9, 2003
   ING International Growth Fund                              November 3, 2003
   ING Small Company Fund                                       June 9, 2003
   ING Strategic Allocation Balanced Fund                       June 2, 2003
   ING Strategic Allocation Growth Fund                         June 2, 2003
   ING Strategic Allocation Income Fund                         June 2, 2003
   ING Value Opportunity Fund                                   June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio               July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
   ING VP Strategic Allocation Income Portfolio                 July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                           July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                   September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                   December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                     March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                      June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                   September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                   December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                      March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                       June 8, 2005
   ING GET U.S. Opportunity Portfolio - Series 1                    TBD
   ING GET U.S. Opportunity Portfolio - Series 2                    TBD
   ING VP Worldwide Growth Portfolio                        November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio               July 7, 2003
   ING VP Growth Portfolio                                      July 7, 2003
   ING VP Index Plus LargeCap Portfolio                         July 7, 2003
   ING VP Index Plus MidCap Portfolio                           July 7, 2003

ING VARIABLE PORTFOLIOS, INC. (CONT.)
   ING VP Index Plus SmallCap Portfolio                         July 7, 2003
   ING VP International Equity Portfolio                      November 3, 2003
   ING VP Small Company Portfolio                               July 7, 2003
   ING VP Value Opportunity Portfolio                           July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                               October 6, 2003
   ING VP Disciplined LargeCap Portfolio                      October 6, 2003
   ING VP Financial Services Portfolio                           May 1, 2004
   ING VP High Yield Bond Portfolio                           October 6, 2003
   ING VP International Value Portfolio                      November 3, 2003
   ING VP LargeCap Growth Portfolio                           October 6, 2003
   ING VP MagnaCap Portfolio                                  October 6, 2003
   ING VP MidCap Opportunities Portfolio                      October 6, 2003
   ING VP Real Estate Portfolio                                  May 1, 2004
   ING VP SmallCap Opportunities Portfolio                    October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                           November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                              July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

ING VP NATURAL RESOURCES TRUST                                October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                            October 6, 2003
   The Bond Portfolio                                        October 6, 2003
   The Money Market Portfolio                                October 6, 2003
   The Stock Portfolio                                       October 6, 2003